UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

Enable Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-36413	72-1252419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Leadership Square 211 North Robinson Avenue Suite 950 Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 525-7788

(former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Base Indenture and First Supplemental Indenture

On May 27, 2014, Enable Midstream Partners, LP (the “Partnership”) completed the private offering of $500,000,000 aggregate principal amount of its 2.400% Senior Notes due 2019 (the “2019 Notes”), $600,000,000 aggregate principal amount of its 3.900% Senior Notes due 2024 (the “2024 Notes”) and $550,000,000 aggregate principal amount of its 5.000% Senior Notes due 2044 (the “2044 Notes,” and, together with the 2019 Notes and the 2024 Notes, the “Notes”). The Notes were issued under the Indenture, dated as of May 27, 2014 (the “Base Indenture”), between the Partnership and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 27, 2014, among the Partnership, CenterPoint Energy Resources Corp., as guarantor (the “Guarantor”), and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are the Partnership’s senior unsecured obligations and rank equally with all of its existing and future senior unsecured indebtedness. The Guarantor will guarantee the collection of the Partnership’s obligations under the 2019 Notes and the 2024 Notes on an unsecured subordinated basis, subject to automatic release on May 1, 2016.

The 2019 Notes will mature on May 15, 2019 and bear interest at a rate of 2.400% per year. The 2024 Notes will mature on May 15, 2024 and bear interest at a rate of 3.900% per year. The 2044 Notes will mature on May 15, 2044 and bear interest at a rate of 5.000% per year. Interest on the Notes will accrue from May 27, 2014 and the Partnership will pay interest on the Notes on May 15 and November 15 each year, beginning on November 15, 2014.

Prior to April 15, 2019 with respect to the 2019 Notes, February 15, 2024 with respect to the 2024 Notes, and November 15, 2043 with respect to the 2044 Notes, the Partnership will have the right to redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of such series of Notes, plus a “make whole” premium described in the Indenture. At any time on or after April 15, 2019, with respect to the 2019 Notes, February 15, 2024, with respect to the 2024 Notes, and November 15, 2043, with respect to the 2044 Notes, the Partnership will have the right to redeem the applicable series of Notes, in whole or in part, at par, plus accrued and unpaid interest.

The Notes are subject to the covenants in the Base Indenture and the First Supplemental Indenture, which include certain limitations on liens, sale and leaseback transactions, sales of assets, mergers and consolidations.

The Indenture contains customary events of default, including: (i) failure to pay interest on any Note for 30 days after the interest becomes due; (ii) failure to pay principal or premium, if any, on any Note when due; (iii) failure to perform or breach of specified other covenants in the Indenture for 60 days after written notice thereof; and (iv) specified events of bankruptcy, insolvency or reorganization involving the Partnership. If an event of default resulting from specified events involving bankruptcy or insolvency occurs, the Indenture provides that the principal, premium, if any, and accrued interest on the Notes will become immediately due and payable without any declaration or other act on the part of the Trustee or any holder of the Notes. If any other event of default occurs and is continuing, the Indenture provides that either the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately.

The above description of the Base Indenture and the First Supplemental Indenture is a summary and is qualified in its entirety by the Base Indenture and the First Supplemental Indenture, which are filed as Exhibit 4.1 and 4.2, respectively, and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the Notes, the Partnership, the Guarantor and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets, LLC, as representatives of the initial purchasers of the Notes, entered into a registration rights agreement with respect to the Notes, dated May 27, 2014 (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Partnership and the Guarantor to use commercially reasonable efforts to file a registration statement with the Securities Exchange Commission registering notes having substantially identical terms as the Notes and to complete an exchange offer of non-restricted exchange notes for the Notes within 500 days after May 27, 2014. Under certain circumstances, the Partnership and the Guarantor will be obligated to file a shelf registration statement with respect to the Notes. If the Partnership and the Guarantor fail to satisfy certain filing and other obligations with respect to the exchange, the Partnership must pay additional interest to holders of the Notes.

The above description of the Registration Rights Agreement is a summary and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 4.3, and incorporated by reference herein.

The Notes were offered and sold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of May 27, 2014, between Enable Midstream Partners, LP and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 27, 2014, by and among Enable Midstream Partners, LP, CenterPoint Energy Resources Corp., as guarantor, and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement, dated as of May 27, 2014, by and among Enable Midstream Partners, LP, CenterPoint Energy Resources Corp., as guarantor, and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets, LLC, as representatives of the initial purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ Mark C. Schroeder
Mark C. Schroeder
General Counsel

Date: May 29, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of May 27, 2014, between Enable Midstream Partners, LP and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 27, 2014, by and among Enable Midstream Partners, LP, CenterPoint Energy Resources Corp., as guarantor, and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement, dated as of May 27, 2014, by and among Enable Midstream Partners, LP, CenterPoint Energy Resources Corp., as guarantor, and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets, LLC, as representatives of the initial purchasers.